Mortgage Banking Activities (Tables)	12 Months Ended
Dec. 31, 2016
Mortgage Banking Activities [Abstract]
Analysis of Changes in Fair Value MSRs
Table 9.1 presents the changes in MSRs measured using the fair value method.

Table 9.1: Analysis of Changes in Fair Value MSRs

	Year ended December 31,
(in millions)	2016	2015	2014
Fair value, beginning of year	$12,415	12,738	15,580
Servicing from securitizations or asset transfers (1)	2,204	1,556	1,196
Sales and other (2)	(65)	(9)	(7)
Net additions	2,139	1,547	1,189
Changes in fair value:
Due to changes in valuation model inputs or assumptions:
Mortgage interest rates (3)	543	247	(2,150)
Servicing and foreclosure costs (4)	106	(83)	(20)
Discount rates (5)	—	—	(55)
Prepayment estimates and other (6)	(84)	50	103
Net changes in valuation model inputs or assumptions	565	214	(2,122)
Changes due to collection/realization of expected cash flows over time	(2,160)	(2,084)	(1,909)
Total changes in fair value	(1,595)	(1,870)	(4,031)
Fair value, end of year	$12,959	12,415	12,738

(1)	Includes impacts associated with exercising our right to repurchase delinquent loans from GNMA loan securitization pools.

(2)	Includes sales and transfers of MSRs, which can result in an increase of total reported MSRs if the sales or transfers are related to nonperforming loan portfolios.

(3)	Includes prepayment speed changes as well as other valuation changes due to changes in mortgage interest rates (such as changes in estimated interest earned on custodial deposit balances).

(4)	Includes costs to service and unreimbursed foreclosure costs.

(5)	Reflects discount rate assumption change, excluding portion attributable to changes in mortgage interest rates.

(6)
Represents changes driven by other valuation model inputs or assumptions including prepayment speed estimation changes and other assumption updates. Prepayment speed estimation changes are influenced by observed changes in borrower behavior and other external factors that occur independent of interest rate changes.

Analysis of Changes in Amortized MSRs
Table 9.2 presents the changes in amortized MSRs.

Table 9.2: Analysis of Changes in Amortized MSRs

	Year ended December 31,
(in millions)	2016	2015	2014
Balance, beginning of year	$1,308	1,242	1,229
Purchases	97	144	157
Servicing from securitizations or asset transfers	270	180	110
Amortization	(269)	(258)	(254)
Balance, end of year (1)	$1,406	1,308	1,242
Fair value of amortized MSRs:
Beginning of year	$1,680	1,637	1,575
End of year	1,956	1,680	1,637

(1)
Commercial amortized MSRs are evaluated for impairment purposes by the following risk strata: agency (GSEs) for multi-family properties and non-agency. There was no valuation allowance recorded for the periods presented on the commercial amortized MSRs.

Managed Servicing Portfolio
We present the components of our managed servicing portfolio in Table 9.3 at unpaid principal balance for loans serviced and subserviced for others and at book value for owned loans serviced.

Table 9.3: Managed Servicing Portfolio

(in billions)	Dec 31, 2016	Dec 31, 2015
Residential mortgage servicing:
Serviced for others	$1,205	1,300
Owned loans serviced	347	345
Subserviced for others	8	4
Total residential servicing	1,560	1,649
Commercial mortgage servicing:
Serviced for others	479	478
Owned loans serviced	132	122
Subserviced for others	8	7
Total commercial servicing	619	607
Total managed servicing portfolio	$2,179	2,256
Total serviced for others	$1,684	1,778
Ratio of MSRs to related loans serviced for others	0.85%	0.77

Mortgage Banking Noninterest Income
Table 9.4 presents the components of mortgage banking noninterest income.

Table 9.4: Mortgage Banking Noninterest Income

		Year ended December 31,
(in millions)		2016	2015	2014
Servicing income, net:
Servicing fees:
Contractually specified servicing fees		$3,778	4,037	4,285
Late charges		180	198	203
Ancillary fees		229	288	319
Unreimbursed direct servicing costs (1)		(819)	(625)	(694)
Net servicing fees		3,368	3,898	4,113
Changes in fair value of MSRs carried at fair value:
Due to changes in valuation model inputs or assumptions (2)	(A)	565	214	(2,122)
Changes due to collection/realization of expected cash flows over time		(2,160)	(2,084)	(1,909)
Total changes in fair value of MSRs carried at fair value		(1,595)	(1,870)	(4,031)
Amortization		(269)	(258)	(254)
Net derivative gains from economic hedges (3)	(B)	261	671	3,509
Total servicing income, net		1,765	2,441	3,337
Net gains on mortgage loan origination/sales activities		4,331	4,060	3,044
Total mortgage banking noninterest income		$6,096	6,501	6,381
Market-related valuation changes to MSRs, net of hedge results (2)(3)	(A)+(B)	$826	885	1,387

(1)	Includes costs associated with foreclosures, unreimbursed interest advances to investors, and other interest costs.

(2)	Refer to the changes in fair value of MSRs table in this Note for more detail.

(3)	Represents results from economic hedges used to hedge the risk of changes in fair value of MSRs. See Note 16 (Derivatives Not Designated as Hedging Instruments) for additional discussion and detail.

Analysis of Changes in Liability for Mortgage Loan Repurchase Losses
Table 9.5 summarizes the changes in our liability for mortgage loan repurchase losses. This liability is in “Accrued expenses and other liabilities” in our consolidated balance sheet and adjustments to the repurchase liability are recorded in net gains on mortgage origination/sales activities in “Mortgage banking” in our consolidated income statement. Because the level of mortgage loan repurchase losses depends upon economic factors, investor demand strategies and other external conditions that may change over the life of the underlying loans, the level of the liability for mortgage loan repurchase losses is difficult to estimate and requires considerable management judgment. We maintain regular contact with the GSEs, the Federal Housing Finance Agency (FHFA), and other significant investors to monitor their repurchase demand practices and issues as part of our process to update our repurchase liability estimate as new information becomes available.
Because of the uncertainty in the various estimates underlying the mortgage repurchase liability, there is a range of losses in excess of the recorded mortgage repurchase liability that is reasonably possible. The estimate of the range of possible loss for representations and warranties does not represent a probable loss, and is based on currently available information, significant judgment, and a number of assumptions that are subject to change. The high end of this range of reasonably possible losses exceeded our recorded liability by $195 million at December 31, 2016, and was determined based upon modifying the assumptions (particularly to assume significant changes in investor repurchase demand practices) used in our best estimate of probable loss to reflect what we believe to be the high end of reasonably possible adverse assumptions.

Table 9.5: Analysis of Changes in Liability for Mortgage Loan Repurchase Losses

	Year ended December 31,
(in millions)	2016	2015	2014
Balance, beginning of year	$378	615	899
Provision for repurchase losses:
Loan sales	36	43	44
Change in estimate (1)	(139)	(202)	(184)
Net reductions	(103)	(159)	(140)
Losses	(46)	(78)	(144)
Balance, end of year	$229	378	615

(1)	Results from changes in investor demand and mortgage insurer practices, credit deterioration and changes in the financial stability of correspondent lenders.